Vessels in Operation, less Accumulated Depreciation - Schedule of Variations in Net Book Value of Vessels Including Drydocking (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Property, Plant and Equipment [Line Items]
Opening balance	$ 890,249	$ 922,498
Additions in the period	6,444	7,863
Depreciation expense	(40,299)	(40,112)
Closing balance	$ 856,394	$ 890,249